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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 24, 2007
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


         MASSACHUSETTS                                           04-2762050
(State or Other Jurisdiction of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


            526 Boston Post
           Road, Wayland, MA                                         01778
(Address of Principal Executive Offices)                          (Zip Code)


                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On October 24, 2007, National Dentex Corporation ("National Dentex") and its wholly-owned subsidiaries entered into an Amendment to Second Amended and Restated Loan Agreement (the "Amendment") with Bank of America, N.A. ("Bank of America") that amended the Second Amended and Restated Loan Agreement with Bank of America, dated November 7, 2006 (as amended, the "Loan Agreement").

The purpose of the Amendment was to amend and restate, effective as of June 30, 2007, two of the Loan Agreement's financial covenants.

The text of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 in respect of the Amendment and
Exhibit 10.1 hereof are hereby incorporated by reference into this Item 2.03

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits

10.1 Amendment to Second Amended and Restated Loan Agreement by and among Bank of America, N.A., National Dentex Corporation and the subsidiaries of National Dentex therein named.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     NATIONAL DENTEX CORPORATION
                                                            (Registrant)



     October 30, 2007                           By: /s/ Richard F. Becker, Jr.
                                                    ----------------------------
                                                    Richard F. Becker, Jr.
                                                    Executive Vice President and
                                                    Treasurer

                                  Exhibit Index


10.1 Amendment to Second Amended and Restated Loan Agreement by and among Bank of America, N.A., National Dentex Corporation and the subsidiaries of National Dentex therein named.